UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2022 (August 19, 2022)

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St., Suite 400 Phoenix, AZ 85008
(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase common stock(1)	WSCTW	OTC Markets Group Inc.

(1)	Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On August 22, 2022, WillScot Mobile Mini Holdings Corp. (the “Company”) issued a press release relating to the matters described below in Item 8.01. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01	Other Events

On August 19, 2022, Mobile Mini, Inc. and Gulf Tanks Holdings, Inc. (“Gulf Tanks Holdings”), each indirect subsidiaries of the Company, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Ironhorse Purchaser, LLC, a Delaware limited liability company (“Buyer”), pursuant to which Buyer will acquire all of the issued and outstanding equity interests of Gulf Tank Holdings (the “Transaction”). The sale price for Gulf Tanks Holdings will be paid in cash based on a total enterprise value of $322,500,000 and will be subject to certain adjustments based on matters such as the working capital and cash and debt balances of Gulf Tanks Holdings at the time of closing.

The Stock Purchase Agreement contains customary representations and warranties and covenants. The consummation of the Transaction is subject to customary closing conditions, including the absence of any law, injunction or other judgment prohibiting the Transaction, the receipt of certain regulatory approvals, the accuracy of the representations and warranties of each party and the compliance by each party with its covenants in all material respects. The Transaction is currently expected to close during the third quarter of 2022.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release, dated August 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: August 22, 2022	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal and Compliance Officer & ESG